UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 26, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                                         59-2663954
    ----------------------------------   ---------    --------------------------
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                     Identification No.)


         2200 Old Germantown Road, Delray Beach, Florida      33445

          (Address of principal executive offices)         (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Copies of slides presented at investors and analysts meeting sponsored by The Bear Stearns Companies Inc., on February 27, 2002 by Office Depot's Chairman and CEO, Bruce Nelson and by its CFO, Charles Brown


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ITEM 9.  REGULATION FD DISCLOSURE

On February 27, 2002, Office Depot Inc.'s Chairman and Chief Executive Officer, Bruce Nelson, and its Chief Financial Officer, Charles Brown, are meeting with investors and securities analysts at a securities conference sponsored by The Bear Stearns Companies Inc. Portions of the audio of this meeting are being Webcast by Bear Stearns. Interested parties may contact Investor Relations at 561-438-1680 for further information. Attached to this Form 8-K as Exhibit 99.1 are copies of presentation slides being provided to attendees at the meeting. This filing is provided as a matter of information only.








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  February 26, 2002                            By: /S/ DAVID C. FANNIN



                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel